UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2023
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The Andersons, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote

The Annual Meeting of Shareholders (the "Annual Meeting") of The Andersons, Inc (the "Company") was held on May 5, 2023. At the Annual Meeting, shareholders of the Company voted on the following proposals and cast their votes as described below.

Proposal 1 - The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next Annual Meeting and until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Vote
Patrick E. Bowe	27,239,004	490,570	3,417,665
Michael J. Anderson Sr.	26,887,626	841,948	3,417,665
Gerard M. Anderson	25,950,264	1,779,310	3,417,665
Steven K. Campbell	27,515,243	214,331	3,417,665
Gary A. Douglas	27,454,660	274,914	3,417,665
Pamela S. Hershberger	27,457,316	272,258	3,417,665
Catherine M. Kilbane	25,195,452	2,534,122	3,417,665
Robert J. King, Jr.	27,171,780	557,794	3,417,665
Ross W. Manire	27,072,204	657,370	3,417,665
John T. Stout, Jr.	27,176,311	553,263	3,417,665

Proposal 2 - The 2004 Employee Share Purchase Plan, Restated and Amended January 2023 was approved.

For	Against	Abstained	Broker Non-Vote
27,650,479	69,961	9,134	3,417,665

Proposal 3 - A non-binding advisory resolution to approve executive compensation was approved.

For	Against	Abstained	Broker Non-Vote
27,098,196	489,313	142,065	3,417,665

Proposal 4 - An advisory resolution to vote on executive compensation every year was approved.

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
24,598,399	73,835	3,039,805	17,535	3,417,665

Proposal 5 - A management proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023 was approved.

For	Against	Abstained
30,886,193	172,940	88,106

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

May 9, 2023	By:	/s/ Christine M. Castellano

Christine M. Castellano
Executive Vice President, General Counsel and Corporate Secretary